Contracts in Progress	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Contracts in Progress [Text Block]

4. Contracts in Progress

Contracts in Progress:

	December 31
	2015	2014
Revenue earned on uncompleted contracts	$390,847	$332,988
Less billings to date	(396,374)	(344,761)
Net overbilling	$(5,527)	$(11,773)
The above is reflected in the accompanying consolidated balance sheets as follows:
Costs and estimated earnings in excess of billings on uncompleted contracts	$20,745	$12,896
Billings in excess of costs and estimated earnings on uncompleted contracts	(26,272)	(24,669)
Net overbilling	$(5,527)	$(11,773)
Accounts payable includes retainage due to subcontractors totaling $5,959, and $7,428 as of December 31, 2015 and 2014, respectively.
The Company has asserted claims and may have unapproved change orders on certain construction projects. These occur typically as a result of scope changes and project delays. Management evaluates these items and estimates the recoverable amounts if this occurs. If significant, these recoverability estimates are evaluated to determine the net realizable value. If additional amounts are recovered, additional contract revenue would be recognized. The current estimated net realizable value on such items as recorded in costs and estimated earnings in excess of billings on uncompleted contracts in the consolidated balance sheets is listed below:

	December 31
	2015	2014
Gross amount of unresolved change orders and claims	$5,658	$3,701
Valuation allowance	—	—
Net amount of unresolved change orders and claims	$5,658	$3,701